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EXHIBIT 24
                                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1995; and

    WHEREAS, each of the undersigned is a Director of the Company;

    NOW THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 15th day of March, 1996.

/s/ REMEDIOS DIAZ-OLIVER          /s/ ALLEN F. JACOBSON
_______________________________   ________________________________
Remedios Diaz-Oliver              Allen F. Jacobson

/s/ GRANT A. DOVE                 /s/ MARILYN C. NELSON
_______________________________   ________________________________
Grant A. Dove                     Marilyn C. Nelson

/s/ ALLAN D. GILMOUR              /s/ FRANK POPOFF
_______________________________   ________________________________
Allan D. Gilmour                  Frank Popoff

/s/ PIERSON M. GRIEVE             /s/ JERRY O. WILLIAMS
_______________________________   ________________________________
Pierson M. Grieve                 Jerry O. Williams

/s/ SHIRLEY M. HUFSTEDLER
_______________________________
Shirley M. Hufstedler

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                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1995; and

    WHEREAS, the undersigned is an officer or Director, or both, of the Company and holds the office, or offices, in the Company as indicated below his name;

    NOW THEREFORE, each of the undersigned hereby constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 15th day of March, 1996.


/s/ RICHARD D. McCORMICK          /s/ JAMES T. ANDERSON
_________________________________ ____________________________________
Richard D. McCormick              James T. Anderson
Chairman of the Board,            Acting Executive Vice President and
    Chief Executive Officer and     Chief Financial Officer
    President